AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 5, 1998
                                                      REGISTRATION NO. 333-42611


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM SB-2

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

              -----------------------------------------------------

                              INFODATA SYSTEMS INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

             VIRGINIA                                        16-0954695
      (STATE OR JURISDICTION                              (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                                      7372
                                (PRIMARY STANDARD
                     INDUSTRIAL CLASSIFICATION CODE NUMBER)

                              12150 MONUMENT DRIVE
                             FAIRFAX, VIRGINIA 22033
                                 (703) 934-5205
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                              12150 MONUMENT DRIVE
                             FAIRFAX, VIRGINIA 22033
(ADDRESS OF PRINCIPAL PLACE OF BUSINESS OR INTENDED PRINCIPAL PLACE OF BUSINESS)

                          JAMES UNGERLEIDER, PRESIDENT
                              INFODATA SYSTEMS INC.
                              12150 MONUMENT DRIVE
                             FAIRFAX, VIRGINIA 22033
                                 (703) 934-5205
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                   COPIES TO:

          MONICA LORD, ESQ.                 DAVID ALAN MILLER, ESQ.
  KRAMER, LEVIN, NAFTALIS & FRANKEL        GRAUBARD MOLLEN & MILLER
          919 THIRD AVENUE                     600 THIRD AVENUE
      NEW YORK, NEW YORK  10022            NEW YORK, NEW YORK  10016
           (212) 715-9100                       (212) 818-8800

         Approximate date of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ------------------

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ------------------

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ------------------

         If delivery of the  prospectus  is expected to be made pursuant to Rule
434  under  the   Securities   Act,   please  check  the   following   box.  [_]

                               ------------------

                                EXPLANATORY NOTE

     This Amendment No. 1 to this Registration Statement is an exhibit-only filing.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Article 10 ("Article 10") of Chapter 9 of Title 13.1 of the Virginia Stock Corporation Act ("VSCA") authorizes a Virginia corporation to indemnify its officers, directors, employees and agents under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their holding or having held such positions with the corporation and to purchase and maintain insurance for such indemnification. The Company's Bylaws and Paragraph 10 of its Articles of Incorporation provide that the Company shall indemnify its officers and directors to the fullest extent permitted by Article 10 of the VSCA.

    Section 13.1-692.1 of the VSCA limits the personal liability of an officer or director to the corporation for damages arising out of certain alleged breaches of the director's duties to the corporation. No such limitation of liability is available if the officer or director engaged in: (i) willful misconduct or (ii) a knowing violation of the criminal law or of any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market for any security. Paragraph 9 of the Company's Articles of Incorporation eliminates the personal liability of the directors and officers of the Company to the fullest extent permitted by Section 13.1-692.1 of the VSCA.

ITEM 25.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The Registrant estimates that expenses payable by the Registrant in connection with the offering described in this Registration Statement (other than the underwriting discount and commissions and reasonable expense allowance) will be as follows:

SEC registration fee......................................  $ 4,121.15
NASD filing fee ..........................................  $ 1,897.01
Nasdaq filing fees........................................  $*
Printing and engraving expenses...........................  $*
Accounting fees and expenses..............................  $*
Legal fees and expenses (except Blue Sky).................  $*
Blue sky fees and expenses................................  $*
Miscellaneous.............................................  $*
                                                            --------------------
           Total..........................................  $ *
                                                            ====================

*        To be completed by amendment.


ITEM 26.  RECENT SALES OF UNREGISTERED SECURITIES.

         On July 22, 1997, the Company issued an aggregate of 400,000 shares of Common Stock to Alan Fisher and Razi Mohiuddin, the former shareholders of AMBIA, as consideration for the purchase of all of the outstanding shares of capital stock of AMBIA, pursuant to an Agreement of Merger and Plan of Reorganization. The Company relied on Section 4(2) of the Securities Act, as the basis for an exemption from registration, because the transaction did not involve any public offering.

         On October 11, 1995, the Company issued an aggregate of 210,000 shares to Richard Tworek, Mary Margaret Styer and Andrew Fregly, the shareholders of Merex, as consideration for the acquisition of Merex pursuant to an Asset Purchase Agreement and Plan of Reorganization. The Company relied on Section 4(2) of the Securities Act as the basis for an exemption from registration, because the transaction did not involve any public offering.

         The Company has agreed to issue shares of Common Stock on a quarterly basis to each of Richard Bueschel, Lawrence Glazer, Robert Leopold, Millard Pryor, Jr., Isaac Pollak and Alan Fisher, the non-employee directors of the Company as payment of consulting fees for 1997 in the amount of $10,000 per non-employee director. Through September 30, 1997, each non-employee director was entitled to 872 shares of Common Stock. Certificates evidencing such shares and the number of shares to which the non-employee directors will be entitled for the last quarter of 1997 will be issued in January, 1998. The Company is relying on Section 4(2) of the Securities Act as the basis for an exemption from registration, because these shares will be issued by the Company solely to its non-employee directors, and thus will not involve any public offering.

ITEM 27.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
         (a) EXHIBITS

Exhibit
Number                        Description of Document
------                        -----------------------

      1.1**    Form of Underwriting Agreement.

      2.1*** Plan and Agreement of Merger, dated as of March 10, 1995, by and between Infodata Systems Inc. and Virginia Infodata Systems, Inc.

      2.2 Asset Purchase Agreement and Plan of Reorganization, dated as of October 6, 1995, among the Company, Merex, Inc. and Richard M. Tworek, Mary Margaret Styer and Andrew M. Fregly (incorporated by reference to the Company's Current Report on Form 8-K dated October 11, 1995).
      2.3 Agreement of Merger and Plan of Reorganization, dated as of July 22, 1997, by and among the Company, AMBIA Corporation, Alan
               Fisher and Razi Mohiuddin, Software Partners, Inc. and Ambia Acquisition Corporation (incorporated by reference to the Company's Current Report on Form 8-K dated August 6, 1997 and Form 8-K/A dated October 6, 1997).
      3.1 Articles of Incorporation (incorporated by reference to Exhibit A of the Company's Proxy Statement dated April 10, 1996).

      3.2*** Articles of Amendment of Articles of Incorporation of the Company, dated as of August 12, 1996.

      3.3 By-Laws (incorporated by reference to Exhibit B to the Company's Proxy Statement dated April 10, 1995).
      4.1**    Form  of   Representatives'   Purchase  Option  granted  to  GKN
               Securities Corp. and Southeast Research Partners, Inc.
      5.1**    Opinion  of Kramer,  Levin,  Naftalis  & Frankel  regarding  the validity of the Company's Common Stock to be issued in the public offering.

      10.1*+ Cross License Agreement, dated as of December 3, 1997, by and between the Company and Adobe Systems Incorporated.

      10.2 Office Building Lease, dated as of April 12, 1993, by and between the Company and Monument Fairfax Associates for One Monument Drive (incorporated by reference to Exhibit 10(dd) to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994).

      10.3*** Lease Agreement, dated as of July 20, 1993, between The Landmark and Software Partners, Inc. for 2013 Landings Drive, Mountain View California.

      10.4 Lease for Data Processing Service Agreement, dated as of July 29, 1994, between the Company and Financial Technologies Inc. (incorporated by reference to Exhibit 10(ee) to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994).
      10.5     Executive  Separation  Agreement,  dated as of October 20, 1986, between the Company and Harry Kaplowitz (incorporated by reference to Exhibit 10(a) to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1993).
      10.6 Executive Separation Agreement, dated as of October 20, 1986, between the Company and Robert Loane (incorporated by reference to Exhibit 10(b) to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1993).

      10.7*** Employment and Non-Compete Agreement, dated as of July 22, 1997, between the Company, AMBIA Corporation and Razi Mohiuddin.
      10.8*** Employment and Non-Compete Agreement, dated as of October 11, 1995, between the Company and Richard M. Tworek.
      10.9*** Letter Employment Agreement, dated as of November 5, 1997, between the Company and James Ungerleider.
      10.10*** Note, Loan and Security Agreement, dated as of October 31, 1997, between the Company and Merrill Lynch Business Financial Services Inc.
      10.11*** Loan and Registration Right  Agreement, dated as of October 3,
               1996, between the Company and Richard M. Tworek.

      10.12 1995 Stock Option Plan (incorporated by reference to Exhibit 4(a) to the Company's Registration Statement on Form S-8, dated as of June 13, 1995).
      10.13    1997 Employee Stock Purchase Plan  (incorporated by reference to
               Exhibit 4(a) to the Company's Registration Statement on Form S-8, dated as of June 27, 1997).

      21.1***  Subsidiaries of the Company.
      23.1***  Consent of Arthur Andersen LLP, Independent Auditors.
      23.2***  Consent of Seiler & Company, Independent Auditors.
      23.3**   Consent  of Kramer, Levin,  Naftalis &  Frankel  (contained  in
               Exhibit 5.1).
      27.1***  Financial Data Schedule.


-------------
*          Filed herewith
**         To be filed by amendment

***        Previously filed
+ Material has been omitted from Exhibit 10.1 pursuant to a request for confidential treatment. The omitted material has been separately filed with the Commission.


        (b)  Financial Statement Schedules

             Schedule            Description
             --------            -----------

               II                Valuation and
                                 Qualifying
                                 Accounts

ITEM 28.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which it offers or sells securities, a post-effective amendment to this Registration Statement to;

                        (i)     Include  any  prospectus   required  by  Section
                                10(a)(3) of the Securities Act;

                        (ii) Reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the Registration Statement;

                        (iii)   Include  any  additional  or  changed   material
                                information on the plan of distribution.

                  (2) For determining liability under the Securities Act, treat each post-effective amendment as a new registration of the securities offered, and the offering of such securities at that time to be the initial bona fide offering.

                  (3)  File  a   post-effective   amendment   to   remove   from
registration any of the securities that remain unsold at the end of the offering.

         (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                    In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matterhas been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, in the City of New York, State of New York, on January 5, 1998.


                                             INFODATA SYSTEMS INC.


                                             By:/s/ James Ungerleider
                                                ---------------------
                                                 James Ungerleider
                                                  (President)




         In accordance with the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates stated.


      Signature                             Title                                 Date

/s/ James Ungerleider                        President, Chief Executive           January 5, 1998
------------------------------------         Officer and Director
James Ungerleider

/s/ Christopher P. Dettmar                   Chief Financial Officer              January 5, 1998
------------------------------------
Christopher P. Dettmar

                   *                         Chairman of the Board                January 5, 1998
-------------------------------------        and Director
Richard T. Bueschel

                   *                         Director                             January 5, 1998
-------------------------------------
Alan S. Fisher

                   *                         Director                             January 5, 1998
-------------------------------------
Laurence C. Glazer

                   *                         Director                             January 5, 1998
-------------------------------------
Harry Kaplowitz

                   *                         Director                             January 5, 1998
-------------------------------------
Robert Leopold

              *                              Director                             January 5, 1998
-------------------------------------
Isaac M. Pollak

                   *                         Director                             January 5, 1998
-------------------------------------
Millard H. Pryor, Jr.

                   *                         Director                             January 5, 1998
-------------------------------------
Richard M. Tworek


*     /s/ James Ungerleider
-------------------------------------
     James Ungerleider
     Attorney-In-Fact


                                INDEX TO EXHIBITS

                                                                                Sequential
Exhibit                                                                             Page
Number                        Description of Document                             Number
------                        -----------------------                           ----------
      1.1**    Form of Underwriting Agreement.

      2.1*** Plan and Agreement of Merger, dated as of March 10, 1995, by and between Infodata Systems Inc. and Virginia Infodata Systems, Inc.

      2.2      Asset Purchase Agreement and Plan of Reorganization, dated as of
               October 6, 1995, among the Company,  Merex,  Inc. and Richard M.
               Tworek,  Mary Margaret Styer and Andrew M. Fregly  (incorporated by reference to the Company's  Current  Report on Form 8-K dated
               October 11, 1995).
      2.3      Agreement of Merger and Plan of Reorganization, dated as of July
               22, 1997,  by and among the  Company,  AMBIA  Corporation,  Alan
               Fisher and Razi  Mohiuddin,  Software  Partners,  Inc. and Ambia
               Acquisition  Corporation   (incorporated  by  reference  to  the
               Company's  Current  Report on Form 8-K dated  August 6, 1997 and
               Form 8-K/A dated October 6, 1997).
      3.1      Articles of Incorporation  (incorporated by reference to Exhibit
               A of the Company's Proxy Statement dated April 10, 1996).

      3.2*** Articles of Amendment of Articles of Incorporation of the Company, dated as of August 12, 1996.

      3.3      By-Laws (incorporated by reference to Exhibit B to the Company's
               Proxy Statement dated April 10, 1995).
      4.1**    Form  of   Representatives'   Purchase  Option  granted  to  GKN
               Securities Corp. and Southeast Research Partners, Inc.
      5.1**    Opinion  of Kramer,  Levin,  Naftalis  & Frankel  regarding  the validity  of the  Company's  Common  Stock to be  issued  in the public offering.

      10.1*+ Cross License Agreement, dated as of December 3, 1997, by and between the Company and Adobe Systems Incorporated.

      10.2 Office Building Lease, dated as of April 12, 1993, by and between the Company and Monument Fairfax Associates for One
               Monument Drive (incorporated by reference to Exhibit 10(dd) to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994).

      10.3*** Lease Agreement, dated as of July 20, 1993, between The Landmark and Software Partners, Inc. for 2013 Landings Drive, Mountain
               View California.

      10.4     Lease for Data Processing  Service  Agreement,  dated as of July
               29, 1994,  between the Company and Financial  Technologies  Inc.
               (incorporated  by reference to Exhibit  10(ee) to the  Company's
               Annual Report on Form 10-KSB for the fiscal year ended  December
               31, 1994).
      10.5     Executive  Separation  Agreement,  dated as of October 20, 1986,
               between  the  Company  and  Harry  Kaplowitz   (incorporated  by
               reference to Exhibit  10(a) to the  Company's  Annual  Report on
               Form 10-KSB for the fiscal year ended December 31, 1993).
      10.6     Executive  Separation  Agreement,  dated as of October 20, 1986, between the Company and Robert Loane  (incorporated by reference to Exhibit 10(b) to the  Company's  Annual Report on Form 10-KSB
               for the fiscal year ended December 31, 1993).

      10.7*** Employment and Non-Compete Agreement, dated as of July 22, 1997, between the Company, AMBIA Corporation and Razi Mohiuddin.
      10.8***  Employment and Non-Compete Agreement, dated as of October 11,
               1995, between the Company and Richard M. Tworek.
      10.9*** Letter Employment Agreement, dated as of November 5, 1997, between the


               Company and James Ungerleider.
      10.10*** Note, Loan and Security Agreement, dated as of October 31, 1997, between the
               Company and Merrill Lynch Business Financial Services Inc.
      10.11*** Loan and Registration Right  Agreement, dated as of October 3,
               1996, between the Company and Richard M. Tworek.

      10.12    1995 Stock  Option Plan  (incorporated  by  reference to Exhibit
               4(a) to the Company's Registration Statement on Form S-8, dated as of June 13, 1995).
      10.13    1997 Employee Stock Purchase Plan  (incorporated by reference to
               Exhibit  4(a) to the  Company's  Registration  Statement on Form
               S-8, dated as of June 27, 1997).

      21.1***  Subsidiaries of the Company.
      23.1***  Consent of Arthur Andersen LLP, Independent Auditors.
      23.2***  Consent of Seiler & Company, Independent Auditors.
      23.3**   Consent  of Kramer, Levin,  Naftalis &  Frankel  (contained  in
               Exhibit 5.1).
      27.1***  Financial Data Schedule.


-------------
*          Filed herewith
**         To be filed by amendment

***        Previously filed
+ Material has been omitted from Exhibit 10.1 pursuant to a request for confidential treatment. The omitted material has been separately filed with the Commission.